UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 25, 2005
First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-60283 (Commission File Number)	06-1522028 (IRS Employer Identification No.)

5817 Manatee Avenue West, Bradenton, Florida (Address of principal executive office)	34029 (Zip Code)

Registrant’s telephone number, including area code:	(941) 794-6969
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Letter to Shareholders of the Company, dated August 30, 2005

Item 8.01.      Other Events.
     On July 28, 2005, First National Bancshares, Inc. (the “Company”) filed a Current Report on Form 8-K and issued a joint press release with Whitney Holding Corporation (NASDAQ — WTNY) (“Whitney”) announcing the execution on July 27, 2005 of a definitive Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and Whitney. The Merger Agreement provides for the merger of the Company with and into Whitney (the “Merger”).
     As indicated in the Company’s Form 8-K filed on July 28, 2005, the proposed Merger is subject to, among other things, the completion of a due diligence review to the satisfaction of Whitney. On August 25, 2005, Whitney delivered a letter to the Company in accordance with Section 5.02 of the Merger Agreement notifying the Company of the satisfactory completion of its due diligence review and Whitney’s intention to proceed with the Merger in accordance with the terms of the Merger Agreement, including the satisfaction or waiver of the conditions to Closing as set forth therein.
     The foregoing discussion regarding the terms of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is incorporated into this filing by reference to the Company’s Current Report on Form 8-K filed on July 28, 2005. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Merger Agreement.
     On August 30, 2005, the Company mailed a letter to its shareholders regarding the Merger transaction in the form filed herewith as Exhibit 99.
Item 9.01.      Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:
(2)	Agreement and Plan of Merger, dated June 27, 2005, by and between Whitney and the Company, incorporated by reference to Exhibit 2 to the Company’s Current Report on Form 8-K filed on July 28, 2005

(99)	Letter to shareholders of the Company, dated August 30, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First National Bancshares, Inc.
Date: August 30, 2005	By:	/s/ Francis I. duPont
Francis I. duPont
Chairman and CEO

EXHIBIT INDEX
Exhibit No.	Description

(2)	Agreement and Plan of Merger, dated June 27, 2005, by and between Whitney and the Company, incorporated by reference to Exhibit 2 to the Company’s Current Report on Form 8-K filed on July 28, 2005

(99)	Letter to shareholders of the Company, dated August 30, 2005.